Goldman Sachs Structured Small Cap Equity Fund – Service Shares

Before you invest, you may want to review the Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 1-800-621-2550 or by sending an
e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2013, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.22%
Fee Waiver and Expense Limitation[1]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.06%

1 The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.70% of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.094% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 108	$ 371	$ 655	$ 1,463

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PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2012 was 95% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment, which as of April 1, 2013 was between approximately $19 million and $5.77 billion. However, the Fund may invest in securities outside the Russell 2000® Index capitalization range.

The Fund uses a “structured” quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Valuation, Quality and Momentum. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme assesses both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

The Fund maintains risk, style, and capitalization characteristics similar to the Russell 2000® Index, which is an index designed to represent an investable universe of small-cap companies. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in managing the Fund, and the Fund’s investment style may result in frequent trading and relatively high portfolio turnover.

The Fund may also invest in fixed income securities that are considered to be cash equivalents.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investment in the Fund involves substantial risks which prospective investors should consider carefully before investing.

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

3        SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND — SERVICE SHARES

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Updated performance information is available at no cost at www.goldmansachsfunds.com/vit or by calling the phone number on the back cover of the Prospectus.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2012	1 Year	5 Years	Since Inception
Service Shares (Inception 8/31/07)	12.47%	4.19%	2.75%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.30%	3.55%	2.75%

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; Len Ioffe, CFA, Managing Director and Senior Portfolio Manager, has managed the Fund since 2011; Osman Ali, CFA, Managing Director, has managed the Fund since 2012; and Dennis Walsh, Vice President, has managed the Fund since 2013.

BUYING AND SELLING FUND SHARES

Fund shares are not sold directly to the public. Fund shares may be purchased and redeemed by separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. Orders received from separate accounts to purchase or redeem Fund shares are effected on business days. Individual investors may purchase or redeem Fund shares indirectly through variable annuity contracts and variable life insurance policies offered through the separate accounts.

TAX INFORMATION

Provided that the Fund and separate accounts investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, see the prospectus for the applicable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund and/or its related companies may pay participating insurance companies and securities dealers for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your insurance company’s website for more information.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND — SERVICE SHARES

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